Putnam
Municipal
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-99


[LOGO: BOSTON * LONDON * TOKYO]


From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Perhaps the best way to look at fiscal 1999's first-half performance of Putnam Municipal Income Fund -- and the rest of the bond market, for that matter -- is to focus on the opportunities that should lie in the wake of the market's second worst year on record. Rising interest rates have pulled bond yields higher, but in so doing they have driven prices lower. The result has been subdued total returns across the board, even though your fund outperformed most other funds in its investment category. Please see page 5 for Lipper rankings.

Municipal bonds are now yielding almost 97% as much as taxable bonds, with attractive tax implications, especially for higher-income investors. Blake Anderson, your fund's manager, took advantage of this situation during the fiscal year. But he was not looking only at the current income stream. He was also focusing on the attractive prices of some issues with solid credentials -- and the potential positive effect on the portfolio that an upswing in the bond market would have.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
November 17, 1999


Report from the Fund Manager

Blake E. Anderson

If history tells us anything about bond investing, it is this: buying a bond fund after a bad year is often a smart thing to do. The bond market has endured its toughest year since 1994 and the second-worst year on record, the result of two moves by the Federal Reserve Board to raise interest rates. Within this challenging market environment, Putnam Municipal Income Fund met its goals of providing high current tax-exempt income and a relatively stable net asset value. Although total return fell slightly over the six-month period, we are pleased to report that your fund outperformed most other municipal bond funds with similar investment objectives. See Lipper performance rankings on page 5.

Total return for 6 months ended 9/30/99

    Class A         Class B          Class C          Class M
  NAV     POP     NAV     CDSC     NAV     CDSC     NAV     POP
------------------------------------------------------------------
 -2.32%  -6.95%  -2.62%  -7.37%   -2.69%  -3.64%   -2.44%  -5.61%
------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and an explanation of performance calculation methods begin on page 6.


* REASONS FOR CONFIDENCE IN MUNICIPAL BONDS

After the bond bear markets of 1989 and 1994, considerable buying opportunities were available to investors. We believe that similar opportunities are present now for several reasons. The first is that a 30-year AAA-rated municipal bond currently offers a 6% yield, an extremely high level for the tax-free sector, registering almost 97% of the yield on a 30-year taxable Treasury bond. With inflation still remarkably low at 3% or less, after-tax, after-inflation returns are the highest they've been in years.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aa/AA -- 6.9%

A -- 4.3%

Baa/BBB -- 19.7%

Ba/BB -- 13.2%

B -- 12.8%

Other -- 0.4%

Aaa/AAA -- 42.7%

Footnote reads:
*As a percentage of market value as of 9/30/99. A bond rated BBB/Baa or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Morningstar gave Putnam Municipal Income Fund's class A shares 5 out of 5 stars for overall performance as of September 30, 1999. This rating put the fund among the top 10% of the municipal bond funds rated.

Past performance is not indicative of future results. Morningstar ratings reflect risk-adjusted performance through 9/30/99 and are subject to change every month. Morningstar ratings are calculated from a fund's 3- and 5-year returns (with fee adjustments) in excess of 90-day Treasury bill returns and a risk factor that reflects performance below 90-day Treasury bill returns. For 3- , 5-, and 10-year performance, the fund received 4, 4, and 5 stars, respectively, with 1,611, 1,241, and 375 funds rated. 10% of the funds in an investment category receive 5 stars; the next 22.5% receive 4 stars; the middle 35% receive 3 stars. Performance of other share classes will vary.


Furthermore, after two interest-rate increases by the Fed and several inflation scares, we believe that most of the potentially negative developments have already been priced in. It is possible that most of the damage has been done and the worst is over for the bond markets.

Many aspects of the current market environment can be explained by Y2K issues, which have impacted all markets, except for Treasuries. Some municipalities have accelerated their bond issues out of concern that Y2K complications may affect the financial markets. Consequently, we expect a supply drop in the fourth quarter. In the past, unusually low supply combined with healthy demand by investors has been the recipe for strong performance in the municipal bond market.

* OPPORTUNITY FROM LOWER-RATED CREDITS AND INTERMEDIATE MATURITIES

Although Putnam's municipal bond fund performance has been in line with the overall direction of the municipal market, we have minimized the impact of rising interest rates by maintaining some basic strategies. We emphasized the lower-credit sectors (BB-rated and below) in which we were rewarded with higher yield for taking on a bit more risk. Since credit quality is at an all-time high, thanks to the strong economy, there is much less risk associated with lower-rated bonds than in previous years.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

District of Columbia general obligation bonds
6.375%, 6/1/26

Hernando County, Florida Ind. Dev. revenue bonds
(FL Crushed Stone Co.)
8.50%, 12/1/14

Indianapolis, Indiana, Airport Authority revenue bonds (Federal Express) 7.1%, 1/15/17

California State general obligation bonds
6.6%, 2/1/09

Houston Water & Sewer System revenue bonds
6.375%, 12/1/17

Northwest Regional Airport Authority revenue bonds
7.625%, 2/1/27

Massachusetts State Water Resources Authority revenue bonds
4.75%, 8/1/37

Massachusetts State Ind. Development Authority revenue bonds (Southeastern Massachusetts)
9.00%, 7/1/15

Indianapolis, Indiana, Airport Authority revenue bonds
(United Airlines)
6.50%, 11/15/31

Vallejo, California, certificates of participation (Marine World)
7.00%, 2/1/17

Footnote reads:
These holdings represent 15.3% of the fund's net assets as of 9/30/99. Portfolio holdings will vary over time.


Another key strategy involves investing in intermediate to long/intermediate maturities of 10 to 15 years. As interest rates have fallen, the yield curve has steepened, and intermediate bonds have outperformed other maturity ranges. Additionally, within each maturity range, we rely on security selection and credit analysis as additional tools to evaluate investments for the fund.

Over the course of the period, duration moved down to 7.54%, remaining more conservative than that of many of its competitors and underscoring our preference for limiting market risk. Duration is a measure of the portfolio's sensitivity to interest-rate changes.


Thousands of projects financed by just two types of bonds

Municipal bonds are the most important means of financing thousands of different public projects, but surprisingly, there are only two basic types of bonds. General obligation bonds (GOs), secured by the full faith and credit of the city or town, are repaid by either a limited or an unlimited tax on property. Cities and towns usually issue general obligation bonds for school, park, or public building projects. The voters in a community must approve each issue of general obligation bonds.

Revenue bonds, on the other hand, are secured by fees derived from tolls, charges or rents paid by the users of the facility. Highways, bridges, and water and sewage treatment plants are typical projects financed or improved by revenue, bond proceeds. Industrial revenue bonds are issued through an Industrial Development Authority to finance projects for a private user (usually a corporation), that also guarantees repayment of the principal and interest. Hospital, dormitory, airport, and housing projects are commonly financed with industrial revenue bonds.


The health-care industry is another sector in which higher yields are the main attraction but credit quality is a key issue. Because of concerns about the effects of Medicare reform proposals and of Y2K disruptions, we have been cautious about any new purchases in this sector.

* STRONGER POTENTIAL FOR BONDS SEEN IN NEAR FUTURE

Although the Fed did not raise interest rates in October, they have declared a bias toward tightening should inflation appear stronger. The threat of inflation remains the primary force driving volatility in both the bond and stock markets. The historical connection between prolonged growth and inflation haunts the markets, even as actual reported inflation lies dormant. Fortunately the tightening bias has already been priced into the bond market's unfavorable behavior, clearing the way for better performance.


Putnam Municipal Income Fund's class A shares were ranked in the top 10% by Lipper for the one-year period ended September 30, 1999. The fund ranked 16 out of 258 municipal bond funds ranked.

Past performance is not indicative of future results. For the 5- and 10- year periods, the fund ranked 32 out of 158 funds (21%) and 15 out of 75 funds (20%), respectively. Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. Performance of other share classes will vary.


Furthermore, with equities beginning to look vulnerable as the semiannual period ended and with concern over Y2K likely to grow in the coming months, bonds may gain appeal as a safe haven asset in the fourth quarter.

With this sentiment and the belief that bonds are fairly valued as of this writing, we are more inclined to take slightly more risk in the fund portfolios now, extending maturities as opportunities arise. Please remember that choppy markets provide us with the opportunity to add yield, find exceptional credits, and improve call protection -- strategies that are potentially rewarding for shareholders over time.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/99, there is no guarantee that the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Municipal Income Fund is designed for investors seeking as high a level of current income exempt from federal income tax as is consistent with preservation of capital.




TOTAL RETURN FOR PERIODS ENDED 9/30/99

                     Class A            Class B           Class C            Class M
(inception dates)   (5/22/89)          (1/4/93)           (2/1/99)          (12/1/94)
                  NAV       POP      NAV     CDSC      NAV      CDSC      NAV       POP
------------------------------------------------------------------------------------------
6 months         -2.32%    -6.95%   -2.62%   -7.37%   -2.69%    -3.64%   -2.44%    -5.61%
------------------------------------------------------------------------------------------
1 year           -1.19     -5.90    -1.79    -6.47    -2.32     -3.26    -1.44     -4.68
------------------------------------------------------------------------------------------
5 years          36.05     29.56    32.07    30.07    30.47     30.47    34.19     29.81
Annual average    6.35      5.32     5.72     5.40     5.46      5.46     6.06      5.36
------------------------------------------------------------------------------------------
10 years        100.62     91.13    86.85    86.85    85.28     85.28    94.06     87.74
Annual average    7.21      6.69     6.45     6.45     6.36      6.36     6.85      6.50
------------------------------------------------------------------------------------------
Life of fund    104.60     94.95    89.90    89.90    88.53     88.53    97.44     91.07
Annual average    7.15      6.66     6.39     6.39     6.31      6.31     6.79      6.45
------------------------------------------------------------------------------------------



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/99

                        Lehman Brothers
                           Municipal          Consumer
                          Bond Index         price index
--------------------------------------------------------------
6 months                    -2.16%              1.76%
--------------------------------------------------------------
1 year                      -0.70               2.75
--------------------------------------------------------------
5 years                     38.78              12.38
Annual average               6.77               2.36
--------------------------------------------------------------
10 years                   103.85              34.32
Annual average               7.38               2.99
--------------------------------------------------------------
Life of fund               106.76              35.62
Annual average               7.28               2.99
--------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25% respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.




PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 9/30/99

                               Class A        Class B        Class C       Class M
--------------------------------------------------------------------------------------
Distributions (number)            6              6              6             6
--------------------------------------------------------------------------------------
Income                        $0.247627      $0.220351      $0.213891     $0.236408
--------------------------------------------------------------------------------------
Capital gains1                       --             --             --            --
--------------------------------------------------------------------------------------
 Total                        $0.247627      $0.220351      $0.213891     $0.236408
--------------------------------------------------------------------------------------
Share value:                 NAV      POP        NAV            NAV      NAV      POP
--------------------------------------------------------------------------------------
3/31/99                     $9.25    $9.71      $9.24           $9.25   $9.25    $9.56
--------------------------------------------------------------------------------------
9/30/99                      8.79     9.23       8.78            8.79    8.79     9.09
--------------------------------------------------------------------------------------
Current return (end of period)
--------------------------------------------------------------------------------------
Current dividend rate2       6.01%    5.72%      5.37%           5.19%   5.74%    5.55%
--------------------------------------------------------------------------------------
Taxable equivalent3          9.95     9.47       8.89            8.59    9.50     9.19
--------------------------------------------------------------------------------------
Current 30-day SEC yield4    4.96     4.72       4.36            4.20    4.71     4.55
--------------------------------------------------------------------------------------
Taxable equivalent3          8.21     7.81       7.22            6.95    7.80     7.53
--------------------------------------------------------------------------------------

1Capital gains, if any, are taxable for federal and, in most cases, state tax purposes.
 For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3Assumes maximum 39.6% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4Based only on investment income, calculated using SEC guidelines.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in the index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



The fund's portfolio
September 30, 1999 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC                 -- AMBAC Indemnity Corporation
COP                   -- Certificate of Participation
FGIC                  -- Financial Guaranty Insurance Company
FHA Insd.             -- Federal Housing Administration Insured
FRB                   -- Floating Rate Bonds
FSA                   -- Financial Security Assurance
GNMA Coll.            -- Government National Mortgage Association Collateralized
G.O. Bonds            -- General Obligation Bonds
IFB                   -- Inverse Floating Rate Bonds
MBIA                  -- Municipal Bond Investors Assurance Corporation
U.S. Govt Coll.       -- U.S. Government Collateralized


MUNICIPAL BONDS AND NOTES (97.5%) (a)
PRINCIPAL AMOUNT                                                                                RATING (RAT)         VALUE
Alabama (0.6%)
--------------------------------------------------------------------------------------------------------------------------
     $    4,640,000  Jackson Cnty., Hlth. Care Auth. Hosp. Rev. Bonds,
                       5.7s, 5/1/19                                                             BBB-        $    4,286,200
          3,750,000  Jefferson Cnty., Swr. Rev. Bond (Rites-PA),
                       Ser. 487 R, FRB, 8.2s, 2/1/38 (acquired 3/23/99
                       cost $4,290,150) (RES)                                                   AAA              3,520,313
                                                                                                            --------------
                                                                                                                 7,806,513

Alaska (0.8%)
--------------------------------------------------------------------------------------------------------------------------
                     AK State Hsg. Fin. Corp. Rev. Bonds
          3,240,000    7.7s, 12/1/35 (acquired 10/22/97
                       cost $3,447,360) (RES)                                                   AA/P             3,329,100
          7,420,000    Ser. A, 5.55s, 6/1/34 (acquired 11/26/97
                       cost $7,553,250) (RES)                                                   Aaa              7,058,275
                                                                                                            --------------
                                                                                                                10,387,375

Arizona (2.9%)
--------------------------------------------------------------------------------------------------------------------------
                     AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
            710,000    (Phoenix Mem. Hosp.), 8.2s, 6/1/21                                       BB                 730,413
            850,000    (St. Luke's Hlth. Syst.), 7 1/4s, 11/1/14                                Aaa                923,313
                     Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Sierra Vista Cmnty. Hosp.)
          4,505,000    Ser. A, 6 3/4s, 12/1/26                                                  BBB-/P           4,606,363
          6,325,000    6.2s, 12/1/17                                                            BBB-/P           6,332,906
          7,000,000  Mesa, Util. Syst. Rev. Bonds, FGIC, 7 1/8s, 7/1/11                         Aaa              8,268,750
          2,000,000  Mohave Cnty., Indl. Dev. Auth. Hosp. Syst.
                       Rev. Bonds (Env. Inc. & Phoenix Hosp. &
                       Med. Ctr.), 7s, 7/1/16                                                   Aaa              2,215,000
                     Navajo Cnty., Indl. Dev. Rev. Bonds
                       (Stone Container Corp.)
          6,800,000    7.4s, 4/1/26                                                             B/P              7,284,500
          2,500,000    7.2s, 6/1/27                                                             B/P              2,662,500
          4,000,000  Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Casa Grande Regl. Med. Ctr.), Ser. A,
                       8 1/8s, 12/1/22                                                          B/P              4,145,000
                                                                                                            --------------
                                                                                                                37,168,745

Arkansas (1.3%)
--------------------------------------------------------------------------------------------------------------------------
         14,915,000  Northwest Regl. Apt. Auth. Rev. Bonds,
                       7 5/8s, 2/1/27                                                           BB/P            16,313,281

California (9.5%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                       (Public Improvements), Ser. A, FSA, 6s, 9/1/24                           Aaa              5,262,500
                     CA State G.O. Bonds
         18,465,000    6.6s, 2/1/09                                                             AA-             20,842,369
          6,300,000    6 1/2s, 2/1/07                                                           AA-              7,040,250
                     Corona, COP
          4,500,000    (Vista Hosp. Syst.), Ser. B, 9 1/2s, 7/1/20
                       (acquired various dates from 10/23/92 to
                       5/29/97, cost $4,725,000) (RES)                                          B-/P             4,500,000
          5,800,000    (Hosp. Syst. Inc.), Ser. C, 8 3/8s, 7/1/11
                       (acquired 3/5/96, cost $5,800,000) (RES)                                 B-/P             5,800,000
          2,400,000  Los Angeles, Regl. Arpt. Impt. Corp. Lease
                       Rev. Bonds (United Airlines, Inc.),
                       6 7/8s, 11/15/12                                                         Baa3             2,547,000
          3,615,000  Monrovia, Redev. Agcy. Tax Alloc. Rev. Bonds
                       (Central Redevelopment Project Area-1),
                       Ser. B, AMBAC, 6.7s, 5/1/21                                              Aaa              3,913,238
                     Northern CA Pwr. Agcy. Multi. Cap. Fac.
                       Rev. Bonds IFB
          3,480,000    9.877s, 8/1/17                                                           Aaa              3,988,950
          2,630,000    9.877s, 8/1/17, (Prerefunded)                                            Aaa              3,057,375
          5,600,000  Orange Cnty., Local Trans. Auth. Sales Tax IFB,
                       7.807s, 2/14/11                                                          AA+              6,622,000
          4,000,000  Orange Cnty., Local Trans. Auth. Sales Tax
                       Rev. Bonds, AMBAC, 6.2s, 2/14/11                                         Aaa              4,330,000
          6,500,000  Orange Cnty., Rev. Bonds, Ser. A, MBIA, 6s, 6/1/10                         Aaa              7,036,250
         10,000,000  San Joaquin Hills, Trans. Corridor Agcy.
                       Rev. Bonds (Toll Rd.), 7.55s, 1/1/10                                     Aaa             10,237,500
          3,600,000  San Luis Obispo, COP (Vista Hosp. Sys. Inc.),
                       8 3/8s, 7/1/29 (acquired 7/28/97,
                       cost $3,600,000) (RES)                                                   B-/P             3,600,000
          3,000,000  Santa Clara Cnty., Hsg. Auth. Rev. Bonds
                       (Blossom River Apts), Ser. A, 6 1/2s, 9/1/39                             B+/P             2,823,750
          8,000,000  Southern CA Pub. Pwr. Auth. Rev. Bonds
                       (Palo Verde), Ser. A, AMBAC, 6s, 7/1/07                                  Aaa              8,760,000
         11,840,000  Vallejo, COP (Marine World Foundation),
                       7s, 2/1/17                                                               BB+/P           12,624,400
                     Valley Hlth. Syst. Hosp. Rev. Bonds
                       (Refunding & Impt.)
          6,000,000    Ser. A, 6 1/2s, 5/15/25                                                  BBB-             6,045,000
          1,000,000    Ser. A, 6 1/8s, 5/15/05                                                  BBB-             1,021,250
                                                                                                            --------------
                                                                                                               120,051,832

Colorado (4.4%)
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  Arapahoe Cnty., Cap. Impt. Trust Fund Hwy.
                       Rev. Bonds, Ser. E-470, 7s, 8/31/26                                      Aaa              6,862,500
         10,000,000  CO Edl. Fac. Auth. Rev. Bonds (Ocean Journey, Inc.),
                       8 3/8s, 12/1/26                                                          B/P             11,400,000
                     Denver, City & Cnty. Arpt. Rev. Bonds
          4,410,000    Ser. A, 8 3/4s, 11/15/23                                                 Baa1             4,795,875
          1,590,000    Ser. A, 8 3/4s, 11/15/23, (Prerefunded)                                  Aaa              1,760,925
          1,470,000    Ser. A, 8s, 11/15/25                                                     Baa1             1,550,850
            530,000    Ser. A, 8s, 11/15/25, (Prerefunded)                                      Aaa                569,088
          5,000,000    Ser. D, 7 3/4s, 11/15/13                                                 Baa1             5,881,250
          3,310,000    Ser. A, 7 1/2s, 11/15/23                                                 Baa1             3,632,725
            690,000    Ser. A, 7 1/2s, 11/15/23, (Prerefunded)                                  Aaa                789,188
          1,075,000    Ser. A, 7 1/4s, 11/15/25                                                 AAA              1,185,188
            425,000    Ser. A, 7 1/4s, 11/15/25, (Prerefunded)                                  AAA                468,563
          9,550,000    Ser. B, 7 1/4s, 11/15/23                                                 Baa1            10,218,500
          2,450,000    Ser. B, 7 1/4s, 11/15/23, (Prerefunded)                                  Aaa              2,691,938
          3,000,000  Larimer Cnty., School Dist. No. 1 Rev. Bonds
                       (Poudre Impt.), 7s, 12/15/16                                             A2               3,431,250
                                                                                                            --------------
                                                                                                                55,237,840

Connecticut (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,295,000  CT State Dev. Auth. 1st Mtge. Rev. Bonds
                       (Gladeview Hlth. Care), 9 3/4s, 12/15/16                                 AAA/P            1,370,835
          2,420,000  CT State Dev. Auth. Hlth. Care Rev. Bonds
                       (Alzheimers Resource Ctr.), Ser. A, 10s, 8/15/21                         AAA/P            2,737,625
          6,000,000  CT State Dev. Auth. Poll. Control Rev. Bonds
                       (Western MA), Ser. A, 5.85s, 9/1/28                                      Ba1              5,602,500
                     CT State Dev. Auth. Rev. Bonds (East Hills Woods)
          1,594,354    Ser. A, 7 3/4s, 11/1/17                                                  CCC/P            1,534,566
            147,496    Ser. B, zero %, 3/1/21                                                   CCC/P               27,471
          4,000,000  CT State Hlth. & Edl. Fac. Auth. (Yale U.) IFB,
                       9.09s, 6/10/30                                                           Aaa              4,020,000
          4,000,000  CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (Edgehill), Ser. A, 6 7/8s, 7/1/27                                       BB-/P            4,110,000
                                                                                                            --------------
                                                                                                                19,402,997

District of Columbia (3.9%)
--------------------------------------------------------------------------------------------------------------------------
         31,750,000  DC G.O. Bonds, Ser. A, 6 3/8s, 6/1/26                                      AAA             34,885,313
                     DC Rev. Bonds (American Geophysical Union)
          4,200,000    5 7/8s, 9/1/23                                                           BBB              4,105,500
          3,350,000    5 3/4s, 9/1/13                                                           BBB              3,278,813
          5,000,000  DC Convention Ctr. Auth. Rev. Bonds, AMBAC,
                       4 3/4s, 10/1/28                                                          Aaa              4,081,250
          2,590,000  DC Redev. Land Agcy. Rev. Bonds (Wash. D. C.
                       Sports Arena), 5 5/8s, 11/1/10                                           BBB+             2,630,689
                                                                                                            --------------
                                                                                                                48,981,565

Florida (4.1%)
--------------------------------------------------------------------------------------------------------------------------
          8,770,000  Broward Cnty., Resource Recvy. Rev. Bonds
                       (SES Broward Cnty. LP South), 7.95s, 12/1/08                             A+               9,075,196
         22,900,000  Hernando Cnty., Indl. Dev. Rev. Bonds (FL Crushed
                       Stone Co.), 8 1/2s, 12/1/14                                              B+/P            25,619,375
          3,140,000  Orange Cnty., School Board COP, Ser. 85, MBIA,
                       FRB, 7.219s, 8/1/22 (acquired 12/21/98
                       cost $3,356,597) (RES)                                                   Aaa              2,857,400
          4,750,000  Orange Cnty., Hlth. Fac. Auth. IFB, 9.512s, 10/1/14
                       (acquired 4/19/95, cost $6,129,272) (RES)                                BBB+/P           6,204,688
          5,053,000  Palm Beach Cnty., Student Hsg. Rev. Bonds
                       (Palm Beach Cmnty. College), Ser. A, 8s, 3/1/23                          B-/P             4,806,666
                     Sanford, Arpt. Auth. Indl. Dev. Rev. Bonds
                       (FL Terminals, Inc.), Ser. A
          2,000,000    7 1/2s, 5/1/10                                                           BB/P             2,145,000
            750,000    7.3s, 5/1/04                                                             BB/P               785,625
                                                                                                            --------------
                                                                                                                51,493,950

Georgia (1.8%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Atlanta Metro. Rapid Tran. Auth. Sales Tax Rev. Bonds,
                       Ser. O, 6.55s, 7/1/20                                                    AA-              5,287,500
          4,200,000  Atlanta, Special Purpose Fac. Rev. Bonds
                       (Delta Air Lines, Inc.), Ser. B, 7.9s, 12/1/18                           BBB-             4,299,792
                     De Kalb Cnty., Hsg. Auth. Muni. Rev. Bonds
                       (Briarcliff Park Apts.)
          1,500,000    Ser. B, 10s, 4/1/17                                                      AAA/P            1,743,750
          3,700,000    Ser. A, 7 1/2s, 4/1/17                                                   AAA/P            4,042,250
          2,000,000  Gwinnett Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Kawneer Co. Inc.), Ser. 84, 9 1/2s, 6/1/15                              A1               2,130,520
          4,675,000  Rockdale Cnty., Dev. Auth. Solid Waste Disp.
                       Rev. Bonds (Visay Paper Inc.), 7.4s, 1/1/16                              BB/P             4,844,469
                                                                                                            --------------
                                                                                                                22,348,281

Hawaii (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          4,355,000  HI State G.O. Bonds, Ser. CN, FGIC, 6 1/4s, 3/1/08                         Aaa              4,730,619

Illinois (5.1%)
--------------------------------------------------------------------------------------------------------------------------
                     Chicago, Board of Ed. G.O. Bonds, Ser. A, FGIC
          5,400,000    zero %, 12/1/17                                                          Aaa              1,842,750
          7,750,000    zero %, 12/1/16                                                          Aaa              2,828,750
                     Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          3,544,000    (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18                          Baa2             3,789,776
          1,715,000    (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                        Baa2             1,832,169
          6,795,000    (United Air Lines, Inc.), Ser. 84B, 8.85s, 5/1/18                        Baa2             7,259,234
          5,300,000    (American Airlines, Inc.), 8.2s, 12/1/24                                 Baa1             6,022,125
         10,150,000  Cook Cnty., Cmnty. College Dist. No. 508
                       Rev. Bonds, Ser. C, MBIA, 7.7s, 12/1/07                                  Aaa             12,027,750
          2,000,000  Huntley, Special Tax Bonds, Ser. A., 6.45s, 3/1/28                         BB/P             1,972,500
                     IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
          2,500,000    (Regency Park-Lincolnwood), Ser. A, 10 1/4s,
                       4/15/19 (acquired 5/10/90, cost $2,388,850) (RES)                        D/P              1,925,000
          1,860,000    (Mercy Hsg. Corp.), 7s, 8/1/24                                           Baa1             2,083,200
                     IL Dev. Fin. Auth. Rev. Bonds (Cmnty. Rehab.
                       Providers Fac.)
          1,175,000    8 3/4s, 7/1/11                                                           B/P              1,274,875
            610,000    8 3/4s, 7/1/11, (Prerefunded)                                            AAA/P              655,750
          1,080,000    8 1/4s, 8/1/12 (acquired 8/13/91,
                       cost $609,824) (RES)                                                     B/P              1,139,400
          1,670,000    Ser. A, 7 7/8s, 7/1/20                                                   B/P              1,962,250
          2,800,000    Ser. A, 7 7/8s, 7/1/20, (Prerefunded)                                    AAA/P            3,279,500
                     IL Hlth. Fac. Auth. Rev. Bonds
          7,540,000    (Glen Oaks Medical Ctr.), Ser. B, 6.95s, 11/15/13                        AAA              8,859,500
          5,000,000    (Hinsdale Hosp.), Ser. A, 6.95s, 11/15/13                                Baa1             5,875,000
                                                                                                            --------------
                                                                                                                64,629,529

Indiana (2.9%)
--------------------------------------------------------------------------------------------------------------------------
                     Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds
         21,000,000    (Federal Express Corp.), 7.1s, 1/15/17                                   Baa2            22,732,500
         13,510,000    (United Airlines), Ser. A, 6 1/2s, 11/15/31                              Baa3            13,678,875
                                                                                                            --------------
                                                                                                                36,411,375

Iowa (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          6,500,000  IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                       (Care Initiatives), 9 1/4s, 7/1/25                                       BB/P             8,344,375

Louisiana (3.8%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Beauregard, Parish Rev. Bonds (Boise Cascade Corp.),
                       7 3/4s, 6/1/21                                                           Baa3             4,210,000
          4,500,000  Hodge, Combined Util. Rev. Bonds (Stone
                       Container Corp.), 9s, 3/1/10                                             B/P              4,642,605
          5,000,000  Lake Charles, Harbor & Term. Dist. Port Fac.
                       Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                              A3               5,500,000
          2,000,000  Port of New Orleans, Indl. Dev. Rev. Bonds
                       (Continental Grain Co.), 7 1/2s, 7/1/13                                  CC               1,992,500
          6,995,000  St. Charles Parish, Poll. Control Rev. Bonds
                       (Union Carbide), 7.35s, 11/1/22                                          Baa2             7,440,931
                     W. Feliciana, Parish Poll. Control Rev. Bonds
          5,000,000    (Gulf States Util. Co.) 9s, 5/1/15                                       BBB-/P           5,249,900
          4,000,000    (Gulf States Util. Co.) Ser. II, 7.7s, 12/1/14                           Ba1              4,290,000
          8,000,000    (Gulf States Util. Co.) Ser. C, 7s, 11/1/15                              Ba1              8,520,000
          6,000,000    (Entergy Gulf States), Ser. B, 6.6s, 9/1/28                              Ba1              6,000,000
                                                                                                            --------------
                                                                                                                47,845,936

Maryland (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,650,000  Denton, 1st Mtge. Rev. Bonds (Shore Nursing
                       Rehab. Ctr.), 9s, 4/1/20                                                 B/P              1,792,313

Massachusetts (8.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,355,000  Boston, Nursing Home Rev. Bonds (St. Joseph
                       Nursing Care Ctr. Inc.), 10s, 1/1/20                                     AAA/P            2,459,515
          6,940,000  MA Bay Trans. Auth. Rev. Bonds (Gen. Trans. Syst.),
                       Ser. B, 5.9s, 6/1/24                                                     AA-              7,451,825
          5,000,000  MA Muni. Whsl. Elec. Co. Pwr. Supply Syst.
                       Rev. Bonds, AMBAC, 7.07s, 7/1/18                                         Aaa              4,568,750
                     MA State G.O. Bonds
          7,730,000    Ser. 25, 8.22s, 11/1/11 (acquired 8/13/98,
                       cost $9,592,157) (RES)                                                   Aa3              8,715,575
          7,850,000    Ser. A, AMBAC, 5 3/4s, 8/1/09                                            Aaa              8,330,813
          5,285,000    Ser. C, FGIC, 5 3/4s, 8/1/11                                             Aaa              5,569,069
                     MA State Dev. Fin. Agcy. Rev. Bonds
          4,000,000    (Alden Place), 6 3/4s, 7/1/30                                            B/P              3,785,000
          4,200,000    (Merrimack Place), 6 3/4s, 7/1/30                                        B/P              3,974,250
          2,000,000    (Lasell Village PJ), Ser. A, 6 3/8s, 12/1/25                             BB-/P            1,850,000
          7,600,000  MA State Hlth. & Edl. Fac. Auth. G.O. Bonds,
                       Ser. C, FGIC, 6s, 8/1/09                                                 Aaa              8,217,500
                     MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,860,000    (MA Eye & Ear Infirmary), Ser. A, 7.3s, 7/1/04                           Ba1              3,060,200
          3,690,000    (Rev. Cooley Dickinson Hosp.), 7 1/8s, 11/15/18                          AAA/P            4,086,675
                     MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                       (Southeastern MA)
          3,000,000    Ser. B, 9 1/4s, 7/1/15                                                   BB-/P            3,273,750
         13,000,000    Ser. A, 9s, 7/1/15                                                       BB-/P           14,153,750
                     MA State Indl. Fin. Agcy. Rev. Bonds
          3,900,000    (Atlanticare Med. Ctr.), Ser. A, 10 1/8s, 11/1/14                        B/P              3,995,394
          1,000,000    (Atlanticare Med. Ctr.), Ser. B, 10 1/8s, 11/1/14                        B/P              1,024,460
          2,260,000    (MA Tpk.), 9s, 10/1/20                                                   AAA/P            2,406,923
                     MA State Wtr. Resources Auth. Rev. Bonds, Ser. A
          3,000,000    6 1/2s, 7/15/21                                                          Aaa              3,228,750
         19,540,000    FSA, 4 3/4s, 8/1/37                                                      Aaa             15,754,125
                                                                                                            --------------
                                                                                                               105,906,324

Michigan (4.6%)
--------------------------------------------------------------------------------------------------------------------------
            329,000  Ann Arbor, Econ. Dev. Corp. Ltd. Oblig. Rev. Bonds
                       (Glacier Hills Inc.), 8 3/8s, 1/15/19                                    B+/P               334,961
                     Detroit, G.O. Bonds
          2,500,000    Ser. A, 6.7s, 4/1/10                                                     A-               2,768,750
          3,000,000    Ser. B, AMBAC, 6 1/4s, 4/1/10                                            AAA              3,172,500
          4,000,000    Ser. B, AMBAC, 6 1/4s, 4/1/08                                            AAA              4,250,000
          5,515,000  Detroit, Dev. Fin. Auth. Tax Increment Rev. Bonds,
                       Ser. A, 9 1/2s, 5/1/21                                                   BBB+/P           6,390,506
         10,000,000  MI State Strategic Fund Solid Waste Disp.
                       Rev. Bonds (Genesee Pwr. Station), 7 1/2s, 1/1/21                        BB/P            10,500,000
                     MI State Hosp. Fin. Auth. Rev. Bonds
                       (Garden City Hosp.)
          1,330,000    8 1/2s, 9/1/17                                                           Ba3              1,458,013
            670,000    8 1/2s, 9/1/17, (Prerefunded)                                            Ba3                734,488
          4,500,000  MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds,
                       Ser. A, FSA, 7.55s, 4/1/23                                               Aaa              4,741,875
          7,400,000  MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                       (Mercy Svcs. for Aging), 9.4s, 5/15/20                                   Aaa              7,788,796
          5,000,000  MI State Strategic Fund Ltd. Rev. Bonds
                       (Detroit Edison Co.), Ser. A, MBIA, 5.55s, 9/1/29                        Aaa              4,693,750
         11,000,000  Midland Cnty., Econ. Dev. Corp. Rev. Bonds
                       (Poll. Ctrl.), Ser. B, 9 1/2s, 7/23/09                                   B+/P            11,527,780
                                                                                                            --------------
                                                                                                                58,361,419

Minnesota (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade Corp.),
                       7.2s, 10/1/24                                                            Baa3             5,368,750
          4,875,000  St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                       (Hltheast), Ser. A, 6 5/8s, 11/1/17                                      Baa3             4,838,438
                                                                                                            --------------
                                                                                                                10,207,188

Missouri (0.7%)
--------------------------------------------------------------------------------------------------------------------------
            800,000  MO State Env. Impt. & Energy Poll. Control
                       Rev. Bonds (Great Lakes Carbon Control),
                       6 3/4s, 9/1/02                                                           B-/P               803,000
          6,775,000  MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                       (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                               Aa2              7,427,094
                                                                                                            --------------
                                                                                                                 8,230,094

Nebraska (0.2%)
--------------------------------------------------------------------------------------------------------------------------
                     NE Investment Fin. Auth. Single Fam. Mtge. IFB
            700,000    Ser. B, GNMA Coll., 9.452s, 3/15/22                                      Aaa                738,066
          1,900,000    Ser. 2, GNMA Coll., 8.64s, 9/10/30                                       Aaa              2,032,164
                                                                                                            --------------
                                                                                                                 2,770,230

Nevada (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          8,500,000  Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
                       Gas Corp.), Ser. A, 7.3s, 9/1/27                                         Baa2             9,063,125
          3,000,000  Clark Cnty., Passenger Fac. Arpt. Rev. Bonds
                       (Las Vegas-McCarran Intl. Arpt.), Ser. A,
                       AMBAC, 6s, 7/1/22                                                        AAA              3,183,750
                                                                                                            --------------
                                                                                                                12,246,875

New Hampshire (2.3%)
--------------------------------------------------------------------------------------------------------------------------
                     NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          2,785,000    (Havenwood-Heritage Heights), U. S. Govt. Coll.,
                       9 3/4s, 12/1/19                                                          AAA/P            2,893,142
          4,000,000    (1st Mtge.- Rivermead Peterborough),
                       8 1/2s, 7/1/24                                                           AAA              4,690,000
          2,435,000    (Havenwood-Heritage Heights), 7.1s, 1/1/06                               BB/P             2,602,406
          5,600,000    (Lakes Region Hosp. Assn.), 6 1/4s, 1/1/18                               A-/P             5,558,000
          3,000,000    (Rivermead at Peterborough), 5 3/4s, 7/1/28                              AAA              2,700,000
          4,000,000  NH State Bus. Fin. Auth. Rev. Bonds (Franklin Regl.
                       Hosp. Assn. PJ), Ser. A, 6.05s, 9/1/29                                   BBB/P            3,725,000
          7,000,000  NH State Bus. Fin. Auth. Poll. Control Rev. Bonds
                       (Pub. Svc. Co.), Ser. D, 6s, 5/1/21                                      BBB-             6,685,000
                                                                                                            --------------
                                                                                                                28,853,548

New Jersey (3.8%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  NJ Econ. Dev. Auth. Assisted Living Rev. Bonds
                       (Meridian Assisted Living), 6 3/4s, 8/1/30                               B/P              3,820,000
          3,000,000  NJ Econ. Dev. Auth. Indl. Dev. Rev. Bonds
                       (1st mtge.-Cranes Hill), Ser. A, 7s, 2/1/10                              BB-/P            3,210,000
          5,000,000  NJ Econ. Dev. Auth. Rev. Bonds (Newark Arpt.
                       Marriot Hotel), 7s, 10/1/14                                              BBB/P            5,425,000
          5,000,000  NJ Econ. Dev. Auth. Special Fac. Rev. Bonds
                       (Continental Airlines, Inc.), 6 1/4s, 9/15/29                            Ba2              4,850,000
                     NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          2,870,000    (St. Elizabeth Hosp.), Ser. B, 8 1/4s, 7/1/20                            Aaa              3,004,201
          6,230,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                                  AAA              6,543,244
          6,000,000    (Gen. Hosp. Ctr.-Passaic Inc.), FSA, 6 3/4s, 7/1/19                      Aaa              6,630,000
          3,800,000  NJ State Hsg. & Mtge. Fin. Agcy. Rev. IFB, Ser. I, 8.025s,
                       11/1/07 (acquired 2/11/93 cost $3,938,928) (RES)                         A+               4,085,000
          9,000,000  NJ State Tpk. Auth. Rev. Bonds, Ser. C, MBIA,
                       6 1/2s, 1/1/16                                                           Aaa              9,958,230
                                                                                                            --------------
                                                                                                                47,525,675

New Mexico (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          8,160,000  Farmington, Poll. Control Rev. Bonds (Tucson Elec.
                       Pwr. Co. San Juan), Ser. A, 6.95s, 10/1/20                               B2               8,680,200

New York (7.5%)
--------------------------------------------------------------------------------------------------------------------------
         10,000,000  Long Island Pwr. Auth. FRB, Ser. 66, MBIA, 7s, 4/1/10
                       (acquired 11/3/98 cost $11,298,800) (RES)                                Aaa             10,225,000
          8,750,000  Long Island, Pwr. Auth. NY Elec. Syst. IFB, 7.596s,
                       12/1/24 (acquired 5/19/98 cost $9,511,250) (RES)                         A-/P             8,356,250
          7,405,000  New York, G.O. Bonds, Ser. C, 5 1/4s, 8/15/10                              A3               7,377,231
          2,760,000  NY City, G.O. Bonds, Ser. F, 8 1/4s, 11/15/16                              Aaa              3,029,100
          3,000,000  NY City, Indl. Dev. Agcy. Rev. Bonds (Visy Paper Inc.),
                       7.95s, 1/1/28                                                            B/P              3,217,500
          5,000,000  NY City, Muni. Assistance Corp. Rev. Bonds
                       (PA 337A), 8.2s, 7/1/07 (acquired 3/19/98,
                       cost $6,169,900) (RES)                                                   AA               5,687,500
          7,565,000  NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev.
                       Bonds, Ser. B, FGIC, 5 1/8s, 6/15/30                                     AAA              6,704,481
          7,000,000  NY State Dorm. Auth. Rev. Bonds (Rites-PA),
                       Ser. 434, 7.2s, 5/15/15 (acquired 10/6/98
                       cost $8,278,340) (RES)                                                   Aaa              6,711,250
          5,000,000  NY State Energy Res. & Dev. Auth. Poll. Control
                       Rev. Bonds (Lilco Project), Ser. B, 5.15s, 3/1/16                        A-               4,656,250
          5,000,000  NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                       (PA 198), 7.95s, 6/15/10 (acquired 10/22/97,
                       cost $6,012,500) (RES)                                                   Aaa              5,793,750
          1,800,000  NY State Local Govt. Assistance Corp. Rev. Bonds,
                       Ser. D, 7s, 4/1/18                                                       Aaa              1,948,500
         11,125,000  NY State Med. Care Fac. Fin. Agcy. Rev. Bonds,
                       Ser. A, AMBAC, FHA Insd., 6 1/2s, 8/15/29                                Aaa             12,307,031
                     NY State Urban Dev. Corp. Rev. Bonds
                       (Correctional Fac.)
          3,000,000    Ser. A, FSA, 6 1/2s, 1/1/10                                              Aaa              3,337,500
         11,000,000    Ser. B, AMBAC, 4 3/4s, 1/1/28                                            AAA              9,157,500
          1,500,000  Oneida Cnty, Indl. Dev. Agcy. Rev. Bonds
                       (St. Elizabeth Med.), Ser. A, 5 7/8s, 12/1/29                            B+/P             1,378,125
          5,500,000  Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                       (Solvay Paperboard LLC), 7s, 11/1/30                                     B/P              5,500,000
                                                                                                            --------------
                                                                                                                95,386,968

North Carolina (2.0%)
--------------------------------------------------------------------------------------------------------------------------
          5,250,000  Intermountain Pwr. Agcy Rev. Bonds, MBIA, 6s, 1/1/18                       AAA              5,499,375
          3,000,000  NC Eastern Muni. Pwr. Agcy. Syst. IFB, FGIC, 9.278s,
                       1/1/25 (acquired 3/3/93, cost $3,116,820) (RES)                          Aaa              3,202,500
                     NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
         10,000,000    Ser. B, MBIA, 6s, 1/1/22                                                 Aaa             10,475,000
          6,000,000    (No. 1, Catawba Elec.) IFB, MBIA, 5.6s, 1/1/20                           Aaa              5,625,000
                                                                                                            --------------
                                                                                                                24,801,875

Ohio (0.2%)
--------------------------------------------------------------------------------------------------------------------------
          2,595,000  OH Hsg. Finl. Agcy. Rev. Bonds, Ser. B-1, GNMA
                       Coll., 5.85s, 9/1/16                                                     AAA              2,617,706

Oklahoma (1.1%)
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  OK Dev. Fin. Auth. Indl. Dev. Rev. Bonds
                       (Doane Products Co.), 6 1/4s, 7/15/23                                    BB-/P            5,482,500
          4,250,000  OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Healthcare),
                       Ser. A, 5 5/8s, 8/15/29                                                  BBB+             3,787,813
          4,505,000  Tulsa Muni. Arpt. Trust Rev. Bonds (American
                       Airlines, Inc.), 7 3/8s, 12/1/20                                         Baa1             4,713,356
                                                                                                            --------------
                                                                                                                13,983,669

Oregon (0.7%)
--------------------------------------------------------------------------------------------------------------------------
         10,000,000  Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds
                       (Terwilliger Plaza Project), 6 1/2s, 12/1/29                             BB-/P            9,487,500

Pennsylvania (5.1%)
--------------------------------------------------------------------------------------------------------------------------
          7,500,000  Dauphin Cnty., Gen. Auth. Rev. Bonds (Office & Pkg.),
                       Ser. A, 6s, 1/15/25                                                      BB-/P            7,003,125
          3,850,000  Dauphin Cnty., Gen. Auth. Hosp. Rev. Bonds
                       (Northwest Med. Ctr.), 8 5/8s, 10/15/13                                  BBB-             4,432,313
          1,180,000  Doylestown, Hosp. Auth. Rev. Bonds (Doylestown
                       Hosp. Pine Run), Ser. A, 7.2s, 7/1/23                                    AAA/P            1,308,325
          1,840,000  Greene Cnty., Hosp. Auth. Rev. Bonds (Greene Cnty.
                       Memorial Hosp.), 6 1/2s, 1/1/02                                          BBB/P            1,847,746
          1,500,000  Lehigh Cnty., Indl. Dev. Auth. Poll. Control IFB
                       (PA Pwr. & Lt. Co.), 8.648s, 9/1/29 (acquired
                       6/20/95 cost $1,651,825) (RES)                                           AAA/P            1,676,250
          5,235,000  McKeesport, Hosp. Auth. Rev. Bonds, 6 1/4s, 7/1/03                         Baa2             5,405,138
                     Montgomery Cnty., Higher Ed. & Hlth. Auth.
                       Hosp. Rev. Bonds (UTD Hosp.), Ser. B
          3,500,000    8 3/8s, 11/1/11                                                          AAA              3,581,410
          2,230,000    7 1/2s, 11/1/12                                                          AAA              2,235,999
                     PA State Econ. Dev. Fin. Auth. Resource
                       Recvy. Rev. Bonds
          4,000,000    (Colver), Ser. E, 8.05s, 12/1/15                                         BB-/P            4,505,000
          2,000,000    Ser. D, 7.15s, 12/1/18                                                   BBB-             2,172,500
          4,250,000    (Northhampton), Ser. B, 6 3/4s, 1/1/07                                   BBB-/P           4,462,500
          3,000,000    (Northampton Generating), Ser. A, 6 1/2s, 1/1/13                         BBB-             3,086,250
          2,000,000  PA State Higher Ed. Assistance Agcy. IFB, Ser. B,
                       MBIA, 10.94s, 3/1/20                                                     Aaa              2,347,500
          6,000,000  Philadelphia, Gas Works IFB, FSA, 6.609s, 8/1/21
                       (acquired 1/24/94 cost $5,621,520) (RES)                                 AAA              5,130,000
                     Philadelphia, Gas Works Rev. Bonds
          3,000,000    Ser. 13, 7.7s, 6/15/21                                                   Aaa              3,228,750
          6,740,000    Ser. 16, FSA, 5 1/2s, 7/1/13                                             AAA              6,765,275
                     Philadelphia, Wtr. & Wastewater IFB
          1,950,000    7.23s, 6/15/12 (acquired 9/13/96
                       cost $1,850,511) (RES)                                                   AAA              1,991,438
          1,300,000    7.23s, 6/15/12 (Prerefunded) (acquired 9/13/96
                       cost $1,233,674) (RES)                                                   AAA              1,454,375
          1,800,000  Washington Cnty., Indl. Dev. Auth. 1st Mtge.
                       Rev. Bonds (AHF/Central States Inc.),
                       10 1/4s, 11/1/19                                                         B-/P             1,851,750
                                                                                                            --------------
                                                                                                                64,485,644

Puerto Rico (2.0%)
--------------------------------------------------------------------------------------------------------------------------
          8,500,000  Cmnwlth. of PR, G.O. Bonds, MBIA, 7.673s, 7/1/24
                       (acquired 6/12/95 cost $8,912,590) (RES)                                 AAA/P            8,510,625
          4,180,000  Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds, Ser. A,
                       FSA, 6s, 7/1/11                                                          AAA              4,556,200
                     PR Elec. Pwr. Auth. Rev. Bonds
          5,935,000    Ser. S, MBIA, 7s, 7/1/06 (SEG)                                           AAA              6,765,900
          5,400,000    Ser. T, 6 3/8s, 7/1/24                                                   Baa1             5,940,000
                                                                                                            --------------
                                                                                                                25,772,725

South Carolina (1.9%)
--------------------------------------------------------------------------------------------------------------------------
          8,500,000  Charleston Cnty., Indl. Dev. Rev. Bonds
                       (Hoover Group Inc.), 8 1/2s, 11/1/02                                     B/P              9,095,000
          5,155,000  Florence Cnty., Indl. Dev. Auth. Rev. Bonds
                       (Stone Container Corp.), 7 3/8s, 2/1/07                                  B/P              5,399,863
                     Piedmont, Muni. Elec. Pwr. Agcy. Rev. Bonds
                       Ser. A, FGIC
          3,775,000    6 1/2s, 1/1/16                                                           Aaa              4,124,188
            630,000    6 1/2s, 1/1/16, (Prerefunded)                                            Aaa                700,875
          5,000,000  SC Jobs Econ. Dev. Auth. Rev. Bonds (St. Francis
                       Hosp.-Franciscan Sisters), 7s, 7/1/15                                    Baa1             5,275,000
                                                                                                            --------------
                                                                                                                24,594,926

Tennessee (1.6%)
--------------------------------------------------------------------------------------------------------------------------
          8,500,000  IVRC-Bristol TN Mem. Hosp. Rev. Bonds, FGIC,
                       6.652s, 2/28/14 (acquired 6/16/95
                       cost $9,366,660) (RES)                                                   Aaa              7,660,625
          7,000,000  Knox Cnty., Hlth. Edl. & Hsg. Fac. Board Rev. Bonds
                       (Ft. Sanders Alliance), MBIA, 6 1/4s, 1/1/13                             Aaa              7,560,000
          4,930,000  Metropolitan Nashville & Davidson Cnty., Wtr. &
                       Swr. Rev. Bonds, FGIC, 6 1/2s, 1/1/09                                    Aaa              5,466,138
                                                                                                            --------------
                                                                                                                20,686,763

Texas (6.4%)
--------------------------------------------------------------------------------------------------------------------------
          2,500,000  Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
                       (Sears Methodist Ctr.), 6s, 11/15/29                                     BB+/P            2,328,125
          7,500,000  Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp.
                       Rev. Bonds (American Airlines, Inc.),
                       7 1/4s, 11/1/30                                                          Baa1             7,987,500
          7,500,000  Georgetown, Hlth. Facs. Dev. Corp. Rev. Bonds,
                       6 1/4s, 8/15/29                                                          BB+              7,125,000
         10,325,000  Harris Cnty., Hlth. Fac. Rev. Bonds (Hermann
                       Mem. Hosp.), FSA, 5 1/2s, 6/1/15                                         Aaa             10,260,469
          6,100,000  Harris Cnty., Hlth. Facs. Dev. Corp. Rev. Bonds
                       (Christus Hlth.), Ser. A, 5 3/4s, 7/1/13                                 AAA              6,115,250
         10,000,000  Houston, Indpt. School Dist., Ltd. G. O. Bonds,
                       Ser. A, PSF-GTD, 4 3/4s, 2/15/26                                         Aaa              8,350,000
         16,730,000  Houston, Wtr. & Swr. Syst. Rev. Bonds, Ser. C,
                       AMBAC, 6 3/8s, 12/1/17                                                   Aaa             17,461,926
          4,000,000  North Central Hlth. Fac. Dev. Corp. IFB
                       (Presbyterian Hlth. Care Syst.), Ser. C, MBIA,
                       10.595s, 6/22/21                                                         Aaa              4,460,000
                     North Central Hlth. Fac. Dev. Corp. Rev.
                       Bonds (Hosp.), Ser. B
          2,710,000    7.861s, 5/15/08                                                          Aa2              2,872,600
            290,000    7.861s, 5/15/08, (Prerefunded)                                           AA                 309,213
                     Port Arthur Dist., Rev. Bonds (Great Lakes
                       Carbon Corp.)
            685,000    Ser. A, 6 3/4s, 9/1/02                                                   B-/P               685,158
            220,000    Ser. B, 6 3/4s, 9/1/02                                                   B-/P               219,989
          5,000,000  San Antonio, Elec. & Gas Rev. Bonds, Ser. A,
                       5 1/4s, 2/1/15                                                           Aa1              4,818,750
          4,000,000  Tarrant Cnty., Hlth. Fac. Dev. Corp. Hlth. Syst.
                       (TX Hlth. Res. Sys.), Ser. A, MBIA, 5 3/4s, 2/15/12                      AAA              4,115,000
          3,500,000  TX State, Ser. B, FRB, 8.679s, 9/30/11                                     Aa2              4,086,250
                                                                                                            --------------
                                                                                                                81,195,230

Virginia (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB, FGIC,
                       8.354s, 8/15/23                                                          Aaa              2,250,000
          5,000,000  Peninsula Ports Auth. Rev. Bonds (Port
                       Fac-Zeigler Coal), 6.9s, 5/2/22                                          B/P              4,862,500
          5,000,000  Suffolk, Redev. & Hsg. Auth. Multi-Fam. Hsg.
                       Rev. Bonds (Beach/Oxford Apts.), 6.1s, 4/1/26                            B+/P             4,668,750
                                                                                                            --------------
                                                                                                                11,781,250

Washington (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          1,895,000  Grant Cnty., Pub. Hosp. Dist. No. 1 Rev. Bonds
                       (Samaritan Hosp.), 9 1/4s, 9/1/10                                        BBB/P            2,000,419
                     WA State Pub. Pwr. Supply Syst. Rev. Bonds
                       (Nuclear No. 3)
          5,000,000    Ser. B, MBIA, 7 1/8s, 7/1/16                                             Aaa              5,825,000
          5,000,000    Ser. A, FSA, 6s, 7/1/08                                                  Aaa              5,350,000
                                                                                                            --------------
                                                                                                                13,175,419

West Virginia (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          3,600,000  WV State G.O. Bonds, Ser. D, FGIC, 6 1/2s, 11/1/26                         Aaa              3,915,000
          5,000,000  WV State Pkwy. Econ. Dev. & Tourism Auth. IFB,
                       FGIC, 7.778s, 5/16/19                                                    Aaa              5,006,250
                                                                                                            --------------
                                                                                                                 8,921,250

Wisconsin (0.1%)
--------------------------------------------------------------------------------------------------------------------------
          1,500,000  WI Hsg. & Econ. Dev. Auth. IFB (Home
                       Ownership Dev.), 9.753s, 10/25/22                                        Aa3              1,582,500
                                                                                                            --------------
                     Total Municipal Bonds and Notes
                       (cost $1,213,973,722)                                                                $1,234,201,504

PREFERRED STOCKS (0.5%) (a) (cost $6,000,000)
NUMBER OF SHARES                                                                                                     VALUE
--------------------------------------------------------------------------------------------------------------------------
          6,000,000  MuniMae Tax Exempt Bond Subsidiary, LLC 144A,
                       6 7/8s, 6/30/49 (acquired 5/7/99,
                       cost $6,000,000) (RES)                                                   BB/P        $    6,060,000
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $1,219,973,722) (b)                                            $1,240,261,504
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,266,594,629.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      September 30, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $1,219,984,275, resulting in gross unrealized appreciation and depreciation of $50,878,847 and $30,541,618, respectively, or net unrealized appreciation of $20,337,229.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at
      September 30, 1999 was $119,134,314 or 9.4% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at September 30, 1999.

      The fund had the following industry group concentrations greater than 10% at September 30, 1999 (as a percentage of net assets):

          Health care        21.7%
          Transportation     14.9
          Utilities          10.1


-------------------------------------------------------------------------------
Futures Contracts Outstanding at September 30, 1999 (Unaudited)

                                      Aggregate Face   Expiration  Unrealized
                         Total Value      Value           Date    Depreciation
-------------------------------------------------------------------------------
Muni Bond Index
(long)                   $36,715,969   $36,870,731      12/21/99    $(154,762)
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
September 30, 1999 (Unaudited)
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $1,219,973,722) (Note 1)   $ 1,240,261,504
-----------------------------------------------------------------------------------------------
Cash                                                                                    924,823
-----------------------------------------------------------------------------------------------
Interest and other receivables                                                       24,263,049
-----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                1,250,129
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                        4,812,050
-----------------------------------------------------------------------------------------------
Receivable for variation margin                                                         173,719
-----------------------------------------------------------------------------------------------
Total assets                                                                      1,271,685,274

Liabilities
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   746,361
-----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                            1,454,335
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                          1,879,122
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               69,940
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            27,803
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              4,533
-----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                  853,239
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   55,312
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     5,090,645
-----------------------------------------------------------------------------------------------
Net assets                                                                       $1,266,594,629

Represented by
-----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                  $1,295,627,138
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                              (746,245)
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                                (48,419,284)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           20,133,020
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares outstanding        $1,266,594,629

Computation of net asset value and offering price
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($768,804,137 divided by 87,451,138 shares)                                               $8.79
-----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of 8.79)*                                     $9.23
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($474,893,427 divided by 54,063,490 shares)***                                            $8.78
-----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($7,012,262 divided by 798,176 shares)***                                                 $8.79
-----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($15,884,803 divided by 1,807,817 shares)                                                 $8.79
-----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.79)**                                   $9.09
-----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

*** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended September 30, 1999 (Unaudited)
Tax exempt interest income:                                                        $ 42,416,541
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      3,795,493
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          624,369
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                        17,409
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          9,358
-----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                 1,005,534
-----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                 2,097,790
-----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                    29,454
-----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                    39,893
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                   3,442
-----------------------------------------------------------------------------------------------
Registration fees                                                                         3,546
-----------------------------------------------------------------------------------------------
Legal                                                                                    13,264
-----------------------------------------------------------------------------------------------
Postage                                                                                  36,645
-----------------------------------------------------------------------------------------------
Other                                                                                    55,390
-----------------------------------------------------------------------------------------------
Total expenses                                                                        7,731,587
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                             (159,314)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          7,572,273
-----------------------------------------------------------------------------------------------
Net investment income                                                                34,844,268
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                     (1,769,318)
-----------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                      (1,059,522)
-----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the period            (64,302,402)
-----------------------------------------------------------------------------------------------
Net loss on investments                                                             (67,131,242)
-----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                               $(32,286,974)
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                               Six months ended      Year ended
                                                                                   September 30        March 31
                                                                                          1999*            1999
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                            $   34,844,268  $   67,878,425
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                              (2,828,840)      1,581,293
---------------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                          (64,302,402)     (5,642,049)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                                           (32,286,974)     63,817,669
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
---------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                         (22,018,424)    (43,971,728)
---------------------------------------------------------------------------------------------------------------
    Class B                                                                         (11,992,610)    (23,753,785)
---------------------------------------------------------------------------------------------------------------
    Class C                                                                            (137,502)        (13,628)
---------------------------------------------------------------------------------------------------------------
    Class M                                                                            (416,206)       (770,005)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                        (24,692,797)     31,674,242
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                             (91,544,513)     26,982,765

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of period                                                               1,358,139,142   1,331,156,377
---------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $746,245 and
$1,025,771, respectively)                                                        $1,266,594,629  $1,358,139,142
---------------------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                    ended
Per-share                         Sept. 30
operating performance            (Unaudited)                                    Year ended March 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.25            $9.28            $8.87            $8.93            $8.74            $8.73
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .25              .49(c)           .50(c)           .52              .52              .54
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.46)            (.02)             .42             (.06)             .19               --
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities               (.21)             .47              .92              .46              .71              .54
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.25)            (.50)            (.51)            (.52)            (.52)            (.53)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.25)            (.50)            (.51)            (.52)            (.52)            (.53)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.79            $9.25            $9.28            $8.87            $8.93            $8.74
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             (2.32)*           5.14            10.54             5.24             8.31             6.55
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $768,804         $830,074         $816,444         $794,330         $821,500         $828,548
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)           .47*             .98              .95              .96              .95              .95
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.76*            5.29             5.43             5.80             5.86             6.28
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              5.64*           20.47            33.13            55.08            75.89            62.84
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended March 31, 1996, and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                 Six months
                                    ended
Per-share                         Sept. 30
operating performance            (Unaudited)                                   Year ended March 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.24            $9.28            $8.86            $8.92            $8.74            $8.73
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .22              .44(c)           .44(c)           .46              .47              .48
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.46)            (.04)             .43             (.06)             .18              .01
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities               (.24)             .40              .87              .40              .65              .49
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.22)            (.44)            (.45)            (.46)            (.47)            (.48)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.22)            (.44)            (.45)            (.46)            (.47)            (.48)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.78            $9.24            $9.28            $8.86            $8.92            $8.74
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             (2.62)*           4.40            10.00             4.61             7.55             5.94
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $474,893         $507,067         $499,594         $473,818         $474,374         $427,086
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)           .77*            1.58             1.55             1.56             1.54             1.55
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.46*            4.70             4.83             5.19             5.25             5.66
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              5.64*           20.47            33.13            55.08            75.89            62.84
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended March 31, 1996, and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Six months
                                                                                                       ended       For the period
Per-share                                                                                            Sept. 30       Feb. 1, 1999+
operating performance                                                                               (Unaudited)      to March 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        1999             1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                    $9.25            $9.38
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                    .21              .05(c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                                              (.46)            (.14)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                                                                   (.25)            (.09)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                                       (.21)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                                            --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                     (.21)            (.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                          $8.79            $9.25
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                                                                                 (2.69)*          (0.99)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                        $7,012           $4,327
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                                                                               .85*             .28*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                               2.38*             .73*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                  5.64*           20.47
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended March 31, 1996, and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                Six months
                                   ended                                                                           For the period
Per-share                        Sept. 30                                                                           Dec. 1, 1994+
operating performance           (Unaudited)                            Year ended March 31                           to March 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1999             1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $9.25            $9.28            $8.86            $8.92            $8.75            $8.21
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                .24              .47(c)           .47(c)           .49              .50              .16
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          (.46)            (.03)             .43             (.06)             .17              .54
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities               (.22)             .44              .90              .43              .67              .70
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.24)            (.47)            (.48)            (.49)            (.50)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                        --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                 (.24)            (.47)            (.48)            (.49)            (.50)            (.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                      $8.79            $9.25            $9.28            $8.86            $8.92            $8.75
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)             (2.44)*           4.88            10.39             4.97             7.77             8.58*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $15,885          $16,671          $15,118          $11,773           $8,394           $1,224
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)           .60*            1.23             1.20             1.21             1.18              .41*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           2.64*            5.04             5.16             5.51             5.45             1.78*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)              5.64*           20.47            33.13            55.08            75.89            62.84
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended March 31, 1996, and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



Notes to financial statements
September 30, 1999 (Unaudited)

Note 1
Significant accounting policies

Putnam Municipal Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with the preservation of capital.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares pay a higher ongoing distribution fee than class B and have a one-year 1.00% contingent deferred sales charge. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended September 30, 1999, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At March 31, 1999, the fund had a capital loss carryover of approximately $33,385,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover                     Expiration
--------------                     ---------------
   $11,838,000                     March 31, 2003
    11,290,000                     March 31, 2004
     8,494,000                     March 31, 2006
     1,763,000                     March 31, 2007

F) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of the fund's average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended September 30, 1999, fund expenses were reduced by $159,314 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $1,593 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares respectively.

For the six months ended September 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $58,121 and $2,285 from the sale of class A and class M shares, respectively and received $317,190 and $6,456 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended September 30, 1999, Putnam Mutual Funds Corp., acting as underwriter received $54,106 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended September 30, 1999, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $72,968,102 and $93,046,391, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At September 30, 1999, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                          Six months ended September 30, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     22,554,426       $204,503,451
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,302,740         11,724,598
-----------------------------------------------------------------------------
                                                23,857,166        216,228,049

Shares
repurchased                                    (26,150,078)      (236,701,164)
-----------------------------------------------------------------------------
Net decrease                                    (2,292,912)      $(20,473,115)
-----------------------------------------------------------------------------

                                                    Year ended March 31, 1999
-----------------------------------------------------------------------------
Class A                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                     34,004,902       $316,595,104
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,518,729         23,442,098
-----------------------------------------------------------------------------
                                                36,523,631        340,037,202

Shares
repurchased                                    (34,725,222)      (323,665,264)
-----------------------------------------------------------------------------
Net increase                                     1,798,409       $ 16,371,938
-----------------------------------------------------------------------------

                                          Six months ended September 30, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      3,607,547       $ 32,596,029
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      745,896          6,706,144
-----------------------------------------------------------------------------
                                                 4,353,443         39,302,173

Shares
repurchased                                     (5,161,025)       (46,535,032)
-----------------------------------------------------------------------------
Net decrease                                      (807,582)      $ (7,232,859)
-----------------------------------------------------------------------------

                                                    Year ended March 31, 1999
-----------------------------------------------------------------------------
Class B                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                      7,363,542      $  68,448,589
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,443,740         13,423,393
-----------------------------------------------------------------------------
                                                 8,807,282         81,871,982

Shares
repurchased                                     (7,798,611)       (72,530,480)
-----------------------------------------------------------------------------
Net increase                                     1,008,671      $   9,341,502
-----------------------------------------------------------------------------

Six months ended September 30, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        534,762         $4,839,656
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       10,769             96,643
-----------------------------------------------------------------------------
                                                   545,531          4,936,299

Shares
repurchased                                       (215,261)        (1,948,340)
-----------------------------------------------------------------------------
Net increase                                       330,270         $2,987,959
-----------------------------------------------------------------------------

                                              For the period February 1, 1999
                                                 (commencement of operations)
                                                            to March 31, 1999
-----------------------------------------------------------------------------
Class C                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        488,361         $4,536,840
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                          977              9,050
-----------------------------------------------------------------------------
                                                   489,338          4,545,890

Shares
repurchased                                        (21,432)          (198,557)
-----------------------------------------------------------------------------
Net increase                                       467,906         $4,347,333
-----------------------------------------------------------------------------

                                          Six months ended September 30, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        194,175         $1,752,675
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       32,941            296,271
-----------------------------------------------------------------------------
                                                   227,116          2,048,946

Shares
repurchased                                       (222,493)        (2,023,728)
-----------------------------------------------------------------------------
Net increase                                         4,623         $   25,218
-----------------------------------------------------------------------------

                                                    Year ended March 31, 1999
-----------------------------------------------------------------------------
Class M                                             Shares             Amount
-----------------------------------------------------------------------------
Shares sold                                        453,014         $4,209,863
-----------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       62,934            585,289
-----------------------------------------------------------------------------
                                                   515,948          4,795,152

Shares
repurchased                                       (342,038)        (3,181,683)
-----------------------------------------------------------------------------
Net increase                                       173,910         $1,613,469
-----------------------------------------------------------------------------


Our commitment to quality service

* CHOOSE AWARD-WINNING SERVICE

  Putnam Investments has won the DALBAR Service Award 8 times in the past 9 years. In 1997 and 1998, Putnam was the only company to win all three DALBAR awards: for service to investors, to financial advisors, and to variable annuity contract holders.*

* HELP YOUR INVESTMENTS GROW

  Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.+

* SWITCH FUNDS EASILY

  Within the same class of shares, you can move money from one account to another without a service charge. (This privilege is subject to change or termination.)

* ACCESS YOUR MONEY QUICKLY

  You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

  For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative. To learn more about Putnam, visit our Web site.

  www.putnaminv.com

  To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number.

  1-800-225-1581

 *DALBAR, Inc., an independent research firm, presents the awards to financial services firms that provide consistently excellent service.

 +Regular investing, of course, does not guarantee a profit or protect against a loss in a declining market.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund [DBL. DAGGER]

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government
Income Fund

Money Market Fund **

Preferred Income Fund

Strategic Income Fund *

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

 ** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

    Check your account balances and current performance at www.putnaminv.com.


Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam Municipal Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com


SA040 56142 051/353/560 11/99